UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2018
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02	Results of Operations and Financial Condition.

On January 30, 2018, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fourth quarter results for the financial period ended December 31, 2017. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 25, 2018, the Board of Directors of the Company approved a plan to further improve its manufacturing operations and cost structure by commencing a multi-year manufacturing optimization initiative anchored by the consolidation of its motorcycle assembly plant in Kansas City, Missouri, into its plant in York, Pennsylvania.

The Company expects to incur restructuring and other consolidation costs of $170 to $200 million related to this plan through 2019, of which approximately 70% will be cash charges. The Company expects ongoing annual cash savings of $65 to $75 million after 2020.

This Current Report on Form 8-K includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,” “anticipates,” “expects,” “plans,” or “estimates” or words of similar meaning. Similarly, statements that describe future plans, objectives, outlooks, targets, guidance or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially, unfavorably or favorably, from those anticipated as of the date of this report. These risks and uncertainties include, among other things, uncertainties regarding the Company’s ability to effectively execute the Company’s manufacturing optimization initiative within expected costs and timing, as well as the factors detailed in the Company’s Securities and Exchange Commission filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this report are only made as of the date of this report, and the Company disclaims any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

    (99.1) Press Release of Harley-Davidson, Inc., dated January 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: January 30, 2018	By:	/s/ Stephen W. Boettinger
Stephen W. Boettinger
Assistant Secretary

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